ENVIRONMENTAL INDEMNITY AGREEMENT


     THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "Agreement"), dated as of December 18, 1996, is made by ROGER P. SONNABEND, PETER J. SONNABEND, and BOY A.J. VAN RIEL, trustees of the Charterhouse of Cambridge Trust, and not individually, under a Declaration of Trust dated December 27, 1963 and recorded at Middlesex South Deeds Book 11160, Page 340, as amended by Amendment of Declaration of Trust dated July 8, 1966 and recorded at Middlesex South Deeds Book 11160, Page 359 ("Charterhouse"), and SONESTA OF MASSACHUSETTS, INC., a Massachusetts corporation ("Sonesta," and, together with Charterhouse, collectively, the "Borrower") and SONESTA INTERNATIONAL HOTELS CORPORATION., a New York corporation ("Guarantor," and, together with Borrower, the "Indemnitor") for the benefit of SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("Lender"), and the other "Indemnitees," as hereinafter defined.


                                    RECITALS

     A. Lender has agreed to make a loan to Borrower in the amount of $22,880,000.00 (the "Loan") to be evidenced by a Promissory Note of even date herewith made by Borrower to the order of Lender (the "Note") and secured by a Mortgage, Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents of even date herewith granted by Borrower for the benefit of Lender (the "Mortgage") covering certain real property more specifically described in the Mortgage (the "Property") and guaranteed by a Limited Guaranty Agreement of even date herewith by Guarantor for the benefit of Lender (the "Guaranty"). All capitalized terms used herein without definition shall have the meanings given to such terms in the Mortgage.

     B. Charterhouse is the owner of a fee simple estate in the Property; Sonesta is the owner of a leasehold estate in the Property.

     C. As a condition precedent to making the Loan, Lender requires that Indemnitor enter into this Agreement, whose covenants and obligations are independent of and in addition to Borrower's obligations under the Note, Mortgage and the other documents governing, evidencing and securing the Loan and Guarantor's obligations under the Guaranty.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby represents, warrants and covenants to Lender and Lender's officers, directors, employees, agents, affiliates, successors and assigns (collectively, the "Indemnitees") as follows:

     1. Representations and Warranties. Indemnitor represents and warrants to the Indemnitees that:

          (a) to the best of Indemnitor's knowledge, Hazardous Substances have not at any time been generated, used, treated or stored on, or transported to or from the Property in any quantity or manner which violates any Environmental Law;

          (b) to the best of Indemnitor's knowledge, Hazardous Substances have not at any time been Released or disposed of on the Property in any quantity or manner which violates any Environmental Law;

          (c) to the best of Indemnitor's knowledge, Borrower is in compliance with all applicable Environmental Laws with respect to the Property and the requirements of any permits issued under such Environmental Laws with respect to the Property;

          (d) there are no past, pending or, to the best of Indemnitor's knowledge, threatened Environmental Claims against Indemnitor or the Property;

          (e) to the best of Indemnitor's knowledge, there is no condition or occurrence at the Property that could reasonably be anticipated (i) to form the basis of any Environmental Claim against Indemnitor or the Property, or
     (ii) to cause the Property to be subject to any restrictions on the ownership, occupancy, use or transferability thereof under any Environmental Law;

          (f) except as otherwise disclosed in the Environmental Report (hereinafter defined), to the best of Indemnitor's knowledge there are not now and never have been any underground storage tanks located on the Property;

          (g)  Charterhouse  (i) is a business trust,  duly  organized,  validly existing  and in  good  standing  under  the  laws of
     the Commonwealth of Massachusetts, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign business trust and is in good standing in each jurisdiction in which it owns or leases property or in which failure to be duly qualified and in good standing would have an
     adverse  effect  on  its  business,   operations,   property  or  financial
     condition;

          (h) Sonesta (i) is a corporation, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property or in which failure to be duly qualified and in good standing would have an adverse effect on its business, operations, property or financial condition;

          (i) Guarantor (i) is a corporation, duly organized, validly existing and in good standing under the laws of the State of New York, (ii) has the power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property or in which failure to be duly qualified and in good standing would have an adverse effect on its business, operations, property or financial condition;

          (j) Indemnitor has the power to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

          (k) Indemnitor has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation enforceable against Indemnitor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally and by principles of equity;

          (l) neither the execution, delivery or performance by Indemnitor of this Agreement, nor compliance by it with the terms and provisions hereof, will (i) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien upon any of its property or assets pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which it is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) violate any provision of any organizational document under which any Indemnitor has been formed or operates under applicable law;

          (m) no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, the execution, delivery and performance by Indemnitor of this Agreement or the legality, validity, binding effect or enforceability of this Agreement; and

          (n) to the best of Indemnitor's knowledge, Borrower is in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by all governmental bodies in respect of the conduct of its business and the ownership of its property.

     2. Covenants. Indemnitor covenants and agrees as follows:

          (a) Indemnitor will (i) comply with all Environmental Laws applicable to the ownership or use of the Property, (ii) use its best efforts to cause all tenants and other persons occupying the Property to comply with all Environmental Laws, (iii) immediately pay or cause to be paid all costs and expenses incurred in such compliance, and (iv) keep or cause the Property to be kept free and clear of any liens imposed thereon pursuant to any Environmental Laws. Notwithstanding clause (i) of the preceding sentence, Indemnitor will not be deemed to be in default solely by reason of Indemnitor's failure to comply with an Environmental Law applicable to the ownership or use of the Property so long as, in Lender's judgment, each of the following conditions is satisfied:

               (A) Indemnitor is engaged in and diligently pursuing in good faith administrative or judicial proceedings appropriate to contest the validity or applicability to the ownership or use of the Property of such Environmental Law; and

               (B) Indemnitor's noncompliance with such Environmental Law will not result in either (1) the loss or forfeiture of any property encumbered by the Mortgage or any interest of Lender therein, or (2) any diminution in the value of the Property, as determined by Lender; and

               (C) Indemnitor deposits with Lender such security as Lender requires to protect the Indemnitees against all loss, damage and expense, including reasonable attorneys' fees, which Indemnitees might incur if the subject Environmental Law is determined to be valid or applicable.

If Lender determines that any one or more of such conditions is not satisfied or is no longer satisfied, Indemnitor shall comply with the subject Environmental Law (or commence and then diligently pursue compliance with such Environmental Law if such compliance cannot be accomplished within ten (10) days) within ten
(10) days after Lender gives notice of such determination.

          (b) Indemnitor will not generate, use, treat, store, Release or dispose of, or permit the generation, use, treatment, storage, Release or disposal of, any Hazardous Substances on the Property, or transport or permit the transportation of any Hazardous Substances to or from the Property, in each case in any quantity or manner which violates any Environmental Law.

          (c) If Lender (i) has knowledge of any pending or threatened Environmental Claim against Indemnitor or the Property or (ii) has reason to believe that the Indemnitor or the Property is in violation of any Environmental Law or (iii) receives a request for an environmental site assessment report from a regulatory or other governmental entity with jurisdiction over Lender, then at Lender's written request, at any time and from time to time, Indemnitor will provide to Lender an environmental site assessment report concerning the Property, prepared by Haley and Aldrich, Inc. or an environmental consulting firm approved by

     Lender, indicating the presence or absence of Hazardous Substances and the potential cost of any removal or remedial action in connection with any Hazardous Substances on the Property. Any such environmental site assessment report shall be conducted at Indemnitor's sole cost and expense. If Indemnitor fails to deliver to Lender any such environmental site assessment report within sixty (60) days after being requested to do so by Lender pursuant to this Section, Lender may obtain the same, and Indemnitor hereby grants to Lender and its agents access to the Property and specifically grants to Lender an irrevocable nonexclusive license to undertake such an assessment, and the cost of such assessment will be payable by Indemnitor on demand (together with interest thereon at the Default Rate as defined in the Note if such cost is not paid within ten
     (10) days after demand).

          (d) Lender may, at its option, at any time and from time to time, perform at its sole cost and expense an environmental site assessment report for the Property, and Indemnitor hereby grants to Lender and its agents access to the Property and specifically grants to Lender an irrevocable non-exclusive license to undertake such an assessment; provided, however, Lender shall give three (3) business days' prior written notice to Borrower and Lender shall conduct all such assessments in a manner reasonably intended to minimize the impact on Borrower's normal business operations.

          (e) Indemnitor will advise Lender in writing promptly upon learning of any of the following: (i) any pending or threatened Environmental Claim against Indemnitor or the Property; (ii) any condition or occurrence on the Property that (A) results in noncompliance by Indemnitor with any applicable Environmental Law, or (B) could reasonably be anticipated to form the basis of an Environmental Claim against Indemnitor or the Property; (iii) any condition or occurrence on the Property that could reasonably be anticipated to cause the Property to be subject to any restrictions on the ownership, occupancy, use or transferability of the Property under any Environmental Law; and (iv) the taking of any removal or remedial action in response to the actual or alleged presence, in any quantity or manner which violates any Environmental Law, of any Hazardous Substances on the Property. Each such notice shall describe in reasonable detail the nature of the claim, investigation, condition, occurrence or removal or remedial action and Indemnitor's response thereto. In addition, Indemnitor will provide Lender with copies of all communications to or from Indemnitor and any governmental agency relating to Environmental Laws, all communications to or from Indemnitor and any person relating to Environmental Claims, and such detailed reports of any Environmental Claim as may be requested by Lender.

          (f) Lender shall have the right but not the obligation to participate in or defend, as a party if it so elects, any Environmental Claim. Without Lender's prior written consent, which consent shall not be unreasonably withheld, Indemnitor shall not enter into any settlement, consent or compromise with respect to any Environmental Claim that might impair the value of the Property.

          (g) At its sole expense, Indemnitor will conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Substances from the Property which must be so removed or cleaned up in accordance with the requirements of any applicable Environmental Laws, and in accordance with orders and directives of all governmental authorities. If all or any portion of the Loan shall be outstanding, Indemnitor may prepay the Loan in full, together with all applicable prepayment penalties, in lieu of complying with the preceding sentence.

          (h) In the event Hazardous Substances are caused to be removed from the Property by Indemnitor or Lender, in no event shall the Environmental Protection Agency number, manifest number or similar identification assigned to the Hazardous Substances so removed be in the name of Lender, and, if required by applicable law, Indemnitor shall assume all liability for such removed Hazardous Substances.

     3. Indemnity.

          (a) Indemnitor agrees to defend (with attorneys reasonably satisfactory to the Indemnitees), protect, indemnify and hold harmless each of the Indemnitees and its respective officers, directors, employees, attorneys and agents from and against any and all liabilities, obligations (including removal and remedial actions), losses, damages (including foreseeable and unforeseeable consequential damages and punitive damages), penalties, actions, judgments, suits, claims, costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) of any kind or nature whatsoever that may at any time be incurred by, imposed on or asserted against any of them directly or indirectly based on, or arising or resulting from (i) the actual presence (or presence alleged by third parties) of Hazardous Substances on the Property in any quantity or manner which violates Environmental Law, or the removal, handling, transportation, disposal or storage of such Hazardous Substances, (ii) any Environmental Claim with respect to Indemnitor or the Property, or (iii) the exercise of any Indemnitee's rights under this Agreement (collectively, the "Indemnified Matters"), regardless of when such Indemnified Matters arise, but excluding any Indemnified Matter with respect to Hazardous Substances first placed or Released on the Property after the later of (1) the date neither Indemnitor nor any of its affiliates holds title to or any other interest in or lien on the Property, or (2) the payment in full of the Secured Obligations (as defined in the Mortgage). To the extent that this indemnity is unenforceable because it violates any law or public policy, Indemnitor agrees to contribute the maximum portion that it is permitted to contribute under applicable law to the payment and satisfaction of all Indemnified Matters. Indemnitor's obligations under this Section are subject to the following: (a) the right to settle or resolve such claim, subject to Mortgagee's approval, which approval shall not be unreasonably withheld, (b) the right to select legal counsel of Indemnitor's choice, subject to Mortgagee's approval, which approval shall not be unreasonably withheld, and (c) Indemnitor shall not indemnify Mortgagee for Mortgagee's gross negligence or willful misconduct.

          (b) Indemnitor agrees to reimburse each Indemnitee for all sums paid and costs incurred by such Indemnitee with respect to any Indemnified Matter within ten (10) days following written demand therefor, with interest thereon at the Default Rate (as defined in the Note) if not paid within such ten (10) day period.

          (c) Should any Indemnitee institute any action or proceeding at law or in equity, or in arbitration, to enforce any provision of this Agreement (including an action for declaratory relief or for damages by reason of any alleged breach of any provision of this Agreement) or otherwise in connection with this Agreement or any provision hereof, it shall be entitled to recover from Indemnitor its reasonable attorneys' fees and disbursements incurred in connection therewith if it is the prevailing party in such action or proceeding.

          (d) Notwithstanding any non-recourse provisions of the Note or any other provision in any Loan Document, Lender shall be entitled to bring an in personam action against Indemnitor, including an action for specific performance or damages, to enforce the provisions of this Agreement.

     4. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

          (a) if any of the representations and warranties contained in Section 1 shall prove to be untrue in any material respect as of the date made; or

          (b) if Indemnitor fails to perform any of its obligations under this Agreement within fifteen (15) days following notice thereof from Lender; provided that if such nonperformance is incapable of cure within such 15-day period, no Event of Default shall occur hereunder if Indemnitor has commenced a program to perform such obligations, which program is satisfactory to Lender in its reasonable discretion and is in accordance with applicable law, and is diligently pursuing such program to completion; and provided further that if a shorter cure period or notice requirement for any particular failure to perform is provided by applicable law or this Agreement, such specific provision shall control;

     then and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, Lender may do or cause to be done whatever is reasonably necessary in its sole judgment to cause the Property to comply with applicable Environmental Laws, and the cost thereof (together with interest thereon at the

     Default Rate, as defined in the Note, from the date ten (10) days following demand therefor) shall become immediately due and payable by Indemnitor without notice. Indemnitor shall and does hereby grant to Lender and its agents access to the Property and hereby specifically grants to Lender an irrevocable, non-exclusive license to do whatever is reasonably necessary in Lender's judgment to cause the Property to so comply, including, without limitation, to enter the Property and remove therefrom any Hazardous Substances.

     5. Recourse Obligations.

          (a) Indemnitor agrees that notwithstanding any term or provision contained in this Agreement or the other Loan Documents to the contrary, the obligations of Indemnitor as set forth in this Agreement shall be exceptions to any non-recourse or exculpatory provision relating to the Loan, and Indemnitor shall be fully liable for the performance of its obligations under this Agreement, and such liability shall not be limited to the original principal amount of the Loan.

          (b) The liability of Indemnitor under this Agreement shall in no way be limited to or impaired by any amendment or modification of the provisions of the Loan Documents unless such amendment or modification expressly refers to this Agreement. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by
     (i) any extensions of time for performance required by any of the Loan Documents, (ii) any sale, assignment or foreclosure of the Note or any sale or transfer of all or any part of the Property, (iii) any exculpatory provision in any of the Loan Documents limiting any Indemnitee's recourse to property encumbered by the Mortgage or to any other security, or limiting the Indemnitees' rights to a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under any of the Loan Documents, (v) the release of Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents (other than this Agreement) by operation of law, any Indemnitee's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note or (vii) Lender's failure to record the Mortgage or file any Financing Statements (or Lender's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

     6. Independent Obligations. This Agreement is intended to create obligations that are separate and independent of Indemnitor's obligations under the Note, Mortgage and other Loan Documents. Indemnitor's obligations hereunder are, however, secured by the Mortgage and the other Loan Documents.

     7. Survival.

          (a) The representations, warranties, covenants and indemnities set forth in this Agreement shall survive the repayment of the Loan, the release of the lien of the Mortgage, any foreclosure of the Mortgage or the delivery of a deed or assignment in lieu of foreclosure or otherwise, and the transfer of any interest in and to the Property.

          (b) This Agreement shall be binding on and inure to the benefit of Indemnitor, the Indemnitees, and their respective successors and assigns. Without limiting the generality of the foregoing, this Agreement shall inure to the benefit of each assignee or holder of the Note and each of such assignee's or holder's officers, directors, employees, agents and affiliates. Notwithstanding the foregoing, (i) this Agreement shall not inure to the benefit of parties unaffiliated with Lender that acquire title to the Property from Lender or an affiliate of Lender, and (ii) Indemnitor, without the prior written consent of Lender in each instance, may not assign, transfer or set over in whole or in part, all or any part of its benefits, rights, duties and obligations hereunder.

     8. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          "Hazardous   Substances"   means  (a)  any  chemicals,   materials  or
     substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any applicable Environmental Law; and (b) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority, including, without limitation, asbestos and asbestos-containing materials in any form, lead-based paint, any radioactive materials and polychlorinated biphenyls ("PCB's"), or substances or compounds containing PCB's.

          "Environmental Law" means any federal, state or local law, whether common law, court or administrative decision, statute, rule, regulation, ordinance, court order or decree, or administrative order or any administrative policy or guidelines concerning action levels of a governmental authority (federal, state or local) now or hereafter in effect relating to the environment, public health, occupational safety, industrial hygiene, any Hazardous Substance (including, without limitation, the disposal, generation, manufacture, presence, processing, production, Release, storage, transportation, treatment or use thereof), or the environmental conditions on, under or about the Property, as amended and as in effect from time to time (including, without limitation, the following statutes and all regulations thereunder as amended and in effect from time to time: the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. ss.ss. 9601, et seq.; the Superfund Amendments and Reauthorization Act of 1986, Title III, 42 U.S.C. ss.ss. 11001, et seq.; the Clean Air Act, 42 U.S.C. ss.ss. 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. ss.ss. 300(f), et seq.; the Solid Waste Disposal Act, 42 U.S.C. ss.ss. 6901 et seq.; the Hazardous Materials Transportation Act, as amended, 49 U.S.C. ss.ss. 5101, et seq.; the Resource Conservation and Recovery Act, as amended, 42 U.S.C. ss.ss. 6901, et seq.; the Federal Water Pollution Control Act, as amended, 33 U.S.C. ss.ss. 1251, et seq.; the Toxic Substances Control Act of 1976, 15 U.S.C. ss.ss. 2601, et seq.; the Occupational Safety and Health Act, 29 U.S.C. ss.ss. 651, et seq.; the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, Chapter 21E of the Massachusetts General Laws, the Massachusetts Hazardous Waste Management Act, Chapter 21C of the Massachusetts General Laws; and any successor statutes and regulations to the foregoing).

          "Environmental Claims" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance or violation, investigations or proceedings relating in any way to any Environmental Law (hereafter "Claims") or any permit issued under any such Environmental Law, including without limitation (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Substances or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Report" means the "Report on Phase 1 Environmental Site Assessment, Royal Sonesta Hotel" relating to the Property, prepared by Haley and Aldrich, Inc. dated October 22, 1996 and addressed to Lender.

          "Release" means disposing, discharging, injecting, spilling, leaking, leaching, dumping, emitting, escaping, emptying, seeping, placing and the like, into or upon any land or water or air, or otherwise entering into the environment.

     9. Miscellaneous.

          (a) If Indemnitor is more than one person or entity, then (i) all persons or entities comprising Indemnitor are jointly and severally liable for all of the Indemnitor's obligations hereunder; (ii) all representations, warranties, and covenants made by Indemnitor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Indemnitor; (iii) any breach, Default or Event of Default by any of the persons or entities comprising Indemnitor hereunder shall be deemed to be a breach, Default, or Event of Default of Indemnitor; and (iv) any reference herein contained to the knowledge or awareness of Indemnitor shall mean the knowledge or awareness of any of the persons or entities comprising Indemnitor.

          (b) Indemnitor waives any right or claim of right to cause a marshalling of its assets or to cause any Indemnitee to proceed against any of the security for the Loan before proceeding under this Agreement. Indemnitor expressly waives and relinquishes all present or future rights, remedies, or circumstances which might constitute a legal or equitable discharge of Indemnitor or which might otherwise impair the validity or enforceability of this Agreement. Indemnitor hereby agrees to postpone the exercise of any and all rights of subrogation to the rights of any Indemnitee against Indemnitor hereunder and any rights of subrogation to any collateral securing the Loan, until all obligations of Indemnitor to the Indemnitees hereunder have been performed in full and all principal, interest and other sums evidenced or secured by the Loan Documents shall have been paid in full.

          (c) Any party liable upon or in respect of this Agreement or the Loan may be released without affecting the liability of any party not so released.

          (d) No failure or delay on the part of any of the Indemnitees in exercising any right, power or privilege hereunder or under any other Loan Document and no course of dealing between Indemnitor and the Indemnitees (or any of them) shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Loan Document expressly provided are cumulative with and not exclusive of any rights, powers or remedies which the Indemnitees or any of them would otherwise have. No notice to or demand on Indemnitor in any case shall, ipso facto, entitle Indemnitor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Indemnitees to any other or further action in any circumstances without notice or demand where notice or demand is not otherwise required.

          (e) Any notice required or permitted to be given under this Agreement shall be in writing and will be deemed given (a) upon personal delivery,
     (b) on the first business day after receipted delivery to a courier service which guarantees next-business-day delivery, or (c) on the fifth business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

                  If to Indemnitor:

                  c/o Sonesta International Hotels Corporation
                  200 Clarendon Street, 41st Floor
                  Boston, Massachusetts  02116
                  Attn:  Office of the Treasurer
                  with a copy to:

                  Burns & Levinson
                  125 Summer Street
                  Boston, Massachusetts  02110
                  Attn:  Steven L. Charlip, Esq.

                  If to Lender:

                  SunAmerica Life Insurance Company
                  1 SunAmerica Center
                  Century City
                  Los Angeles, California  90067-6022
                  Attn:  Director-Mortgage Lending and Real Estate


     Either party may change such party's address for notices or copies of notices by giving notice to the other party in accordance with this Section.

          (f) Indemnitor hereby submits itself to the jurisdiction and venue of any state court located in Middlesex County, Massachusetts, or any federal court located in the Commonwealth of Massachusetts in connection with any action or proceeding brought for enforcement of Indemnitor's obligations hereunder, and hereby waives any and all personal or other rights under the law of any other country or state to object to jurisdiction within such location for purposes of litigation to enforce such obligations. Indemnitor agrees that service of process upon Indemnitor shall be complete upon delivery thereof in any manner permitted by law.

          (g) Neither this Agreement nor any term hereof may be changed, waived,
     discharged  or  terminated  unless  such  change,   waiver,   discharge  or
     termination is in writing and signed by each of the parties hereto.

          (h) LENDER AND INDEMNITOR KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER AND

     INDEMNITOR TO ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THE NOTE.

          (i) This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the Commonwealth of Massachusetts.

          (j) All pronouns and any variations of pronouns herein shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the identity of the parties may require. Whenever the terms herein are singular, the same shall be deemed to mean the plural, as the identity of the parties or the context requires and vice versa.

          (k) This Agreement may be executed in multiple counterparts, each of which shall constitute a duplicate original, but all of which together shall constitute one and the same instrument.

           IN WITNESS WHEREOF, Indemnitor has executed and delivered this Agreement as of the date first above written.

                          INDEMNITOR:



                           /s/ Peter J. Sonnabend
                          --------------------------------------------------
                          Peter J. Sonnabend, Trustee of the Charterhouse of Cambridge Trust, and not individually



                           /s/ Peter J. Sonnabend
                          --------------------------------------------------
                          Peter J. Sonnabend, Trustee under a Grant of Trustee Power, Authority and Discretion dated December 5, 1996 from Boy A.J. van Riel, Trustee of the Charterhouse of Cambridge Trust, and not individually


                          SONESTA OF MASSACHUSETTS, INC., a Massachusetts corporation


                          By:/s/ Peter J. Sonnabend
                             -----------------------------------------------
                             Peter J. Sonnabend
                             Vice President

                          SONESTA INTERNATIONAL HOTELS
                          CORPORATION, a New York
                          corporation


                          By:/s/ Peter J. Sonnabend
                             -----------------------------------------------
                             Peter J. Sonnabend
                             Vice President